UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

nCino, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! NCINO, INC. 2023 Annual Meeting of Stockholders Vote by June 21, 2023 11:59 PM ET NCINO, INC. 6770 PARKER FARM DRIVE WILMINGTON, NC 28405 V09758-P90065 You invested in NCINO, INC. and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 22, 2023. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the materials by requesting prior to June 8, 2023. If you would like to request a paper copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 22, 2023 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/NCNO2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends V09759-P90065 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 01) Jon Doyle 02) Jeffrey Horing 03) William Spruill 1. Election of Class III Directors Nominees: 2. Ratification of the appointment of Ernst & Young LLP as the companys independent registered public accounting firm for the fiscal year ending January 31, 2024. 3. Approval, on a non-binding, advisory basis, of the compensation paid to the companys named executive officers (or NEOs). NOTE: In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click Delivery Settings.